o 105 P-1

                        SUPPLEMENT DATED JANUARY 1, 2000
                              TO THE PROSPECTUS OF

                         FRANKLIN'S AGE HIGH INCOME FUND
                              DATED OCTOBER 1, 1999

The prospectus is amended as follows:

I. The section "Sales charge waivers" on page 20 is replaced with the following:

  SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Plan Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

II. The section "Dealer compensation" on page 30 is replaced with the following:

  DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                            Class A        Class B     Class C
--------------------------------------------------------------------------------

  Commission (%)                                 -           3.00        2.00

  Investment under $100,000                   4.00              -           -

  $100,000 but under $250,000                 3.25              -           -

  $250,000 but under $500,000                 2.25              -           -

  $500,000 but under $1 million               1.85              -           -

  $1 million or more                    up to 0.75 1            -           -

  12b-1 fee to dealer                         0.15           0.15 2      0.65 3

  A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

  1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
  2. Dealers may be eligible to receive up to 0.15% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
  3. Dealers may be eligible to receive up to 0.15% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

III. The section "Statements and reports" on page 28 is replaced with the following:

  STATEMENTS AND REPORTS You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement). You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

  If there is a dealer or other investment representative of record on your account, he or she also will receive copies of all notifications and statements and other information about your account directly from the fund.

              Please keep this supplement for future reference.







FRANKLIN'S
AGE HIGH
INCOME FUND

FRANKLIN HIGH INCOME TRUST
CLASS A, B & C

STATEMENT OF ADDITIONAL INFORMATION

OCTOBER 1, 1999, AS AMENDED JANUARY 1, 2000

[Insert Franklin Templeton Ben Head]
P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)
--------------------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the fund's prospectus. The fund's prospectus, dated October 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in the fund. You should read this SAI together with the fund's prospectus.

The audited financial statements and auditor's report in the fund's Annual Report to Shareholders, for the fiscal year ended May 31, 1999, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals and Strategies                                 2
Risks                                                7
Officers and Trustees                               10
Management and Other Services                       12
Portfolio Transactions                              13
Distributions and Taxes                             14
Organization, Voting Rights
 and Principal Holders                              16
Buying and Selling Shares                           16
Pricing Shares                                      23
The Underwriter                                     23
Performance                                         25
Miscellaneous Information                           28
Description of Ratings                              28

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o    ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o    ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------

105 SAI 01/00

GOALS AND STRATEGIES
-------------------------------------------------------------------------------

The fund's principal investment goal is to earn a high level of current income. Its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the fund's principal goal. These goals are fundamental, which means they may not be changed without shareholder approval.

DEBT SECURITIES A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the fund's net asset value per share.

The fund may buy certain bonds issued at a discount which defer payment of interest or pay no interest until maturity, known as zero-coupon bonds, or which pay the interest through the issuance of additional bonds, known as pay-in-kind bonds. For federal tax purposes, holders of these bonds, such as the fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although the holder does not receive cash interest payments until the bonds mature.

The fund may invest in debt securities on which the issuer is not currently making interest payments (defaulted debt securities). The fund may buy defaulted debt securities if, in the opinion of the manager, it appears likely that the issuer may resume interest payments or other advantageous developments appear likely in the near future. These securities may be illiquid. The fund will not invest more than 10% of its total assets, at the time of purchase, in defaulted debt securities, although this is not a fundamental policy and may be changed by the fund's board of trustees without shareholder approval.

RATINGS. The fund may buy both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The fund may buy debt securities regardless of their rating and up to 100% of the portfolio may be invested in non-investment grade securities (rated lower than BBB by S&P or Baa by Moody's). Please see "Description of Ratings" for details.

Ratings assigned by the rating agencies are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of the rating. Credit quality in the high yield debt market, however, can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition. For these reasons, the manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis of securities being considered for the fund's portfolio. In its analysis, the manager considers a variety of factors, including:

o    the experience and managerial strength of the issuer;

o    responsiveness to changes in interest rates and business conditions;

o    debt maturity schedules and borrowing requirements;

o the issuer's changing financial condition and market recognition of the change; and

o relative values based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

The fund may purchase certain high yield, fixed-income securities at a discount to par value. These securities, when held to maturity or retired, may include an element of capital gain. The fund does not generally intend to hold securities solely for the purpose of achieving capital gain, but will generally hold them as long as expected returns on the securities remain attractive. The fund may realize a capital loss when a security is purchased at a premium (that is, in excess of its stated or par value) and is held to maturity, or is called or redeemed at a price lower than its purchase price. The fund may also realize a capital gain or loss upon the sale of securities, whether purchased at par, a discount, or a premium.

EQUITY SECURITIES The fund may invest in dividend-paying equity securities. Equity securities generally entitle the holder to participate in a company's general operating results. These include common stock, preferred stock, warrants and rights. The fund's equity investments generally will be limited to dividend-paying common or preferred stocks. As of May 31, 1999, the percentage of the fund's assets invested in equity securities was 3.758%.

The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include warrants or rights. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

TRADE CLAIMS The fund may invest a portion of its assets in trade claims purchased from creditors of companies in financial difficulty. For purchasers such as the fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation in the event that the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the U.S. Securities and Exchange Commission. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding. Because of the nature and risk of trade claims, the fund will limit its investment in these instruments to 5% of its net assets at the time of purchase.

LOAN PARTICIPATIONS The fund may acquire loan participations and other related direct or indirect bank debt obligations (Loan Participations), in which the fund will buy from a lender a portion of a larger loan that the lender has made to a borrower. Generally, Loan Participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. Loan Participations, however, may enable the fund to acquire an interest in a loan from a financially strong borrower which it could not do directly. While Loan Participations generally trade at par value, the fund will be permitted to buy Loan Participations that sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, Loan Participations may appreciate in value.

The fund's investment in Loan Participations, all of which may have speculative characteristics and some of which may be in default, and other defaulted securities may not exceed 15% of the fund's net assets at the time of investment.

RESTRICTED SECURITIES A restricted security is one that has been purchased through a private offering and cannot be sold without prior registration under the Securities Act of 1933, as amended (the 1933 Act), unless the sale is pursuant to an exemption under the 1933 Act. In recent years, the fund's portfolio has included several issues of restricted securities.

Notwithstanding the restriction on the sale of restricted securities, a secondary market exists for many of these securities. As with other securities in the fund's portfolio, if there are readily available market quotations for a restricted security, it will be valued, for purposes of determining the fund's net asset value per share, within the range of the bid and ask prices. If no quotations are available, the security will be valued at fair value in accordance with procedures adopted by the Board. The fund may receive commitment fees when it buys restricted securities. For example, the transaction may involve an individually negotiated purchase of short-term increasing rate notes. Maturities for this type of security typically range from one to five years. These notes are usually issued as temporary or "bridge" financing to be replaced ultimately with permanent financing for the project or transaction which the issuer seeks to finance. Typically, at the time of commitment, the fund receives the security and sometimes a cash commitment fee. Because the transaction could possibly involve a delay between the time the fund commits to buy the security and the fund's payment for and receipt of that security, the fund will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities with an aggregate value equal to the amount of its commitments until payment is made. The fund will not buy restricted securities to generate commitment fees, although the receipt of fees will help the fund achieve its principal objective of earning a high level of current income.

The fund may receive consent fees in a variety of situations. For example, the fund may receive consent fees if an issuer seeks to "call" a bond it has issued which does not contain a provision permitting the issuer to call the bond, or if the fund's consent is required to facilitate a merger or other business combination transaction. Consent fees are received only occasionally, are privately negotiated, and may be in any amount. As is the case with commitment fees, the fund will not buy securities with a view to generating consent fees, although the receipt of such fees is consistent with the fund's principal investment objective.

ILLIQUID SECURITIES It is the policy of the fund that illiquid securities (including illiquid equity securities, securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days duration, and other securities that are not readily marketable) may not constitute more than 10% of the value of the fund's net assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instrument. Subject to this limitation, the fund's board of trustees has authorized the fund to invest in restricted securities to the extent consistent with the fund's investment objectives and has authorized the fund to treat restricted securities as liquid if the manager determines on a daily basis that there is a liquid institutional or other market for the securities. For example, the fund may treat as liquid restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act and for which a liquid institutional market has developed. The board will review on an on-going basis any determination by the manager to treat a restricted security as liquid, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS The fund may buy debt securities on a "when-issued" or "delayed delivery" basis. These transactions are arrangements under which the fund buys securities with payment and delivery scheduled for a future time. Purchases of debt securities on a when-issued or delayed delivery basis are subject to market fluctuation and to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the fund will generally buy debt securities on a when-issued basis with the intention of acquiring such securities, it may sell them before the settlement date if it deems the sale to be advisable. The fund will not enter into these transactions for investment leverage. When the fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made.

In when-issued and delayed delivery transactions, the fund relies on the seller to complete the transaction. The other party's failure may cause the fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The fund is not subject to any percentage limit on the amount of its assets which may be invested in when-issued debt securities.

OPTIONS ON SECURITIES Although it does not currently anticipate that it will do so, the fund may write covered call options that are listed for trading on a national securities exchange. This means that the fund will only write options on securities that the fund actually owns. A call option gives the buyer the right to buy the security on which the option is written for a specified period of time at a price agreed to at the time the option is sold, even though that price may be less than the value of the security at the time the option is exercised. When the fund sells covered call options, the fund receives a cash premium which can be used in whatever way the fund deems to be most beneficial. In writing covered call options, the fund is subject to the risk that in the event of a price increase on the underlying security which would likely trigger the exercise of the call option, the fund will not participate in the increase in price beyond the exercise price. If the fund determines that it does not wish to deliver the underlying securities from its portfolio, it may have to enter into a "closing purchase transaction" and pay a premium which may be higher or lower than the premium it received for writing the option. There is no assurance that a closing purchase transaction will be available in every instance.

OPTIONS ON FOREIGN CURRENCIES The fund may buy and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities or other assets to be acquired. As with other kinds of options, however, the writing of an option on foreign currency will be only a partial hedge, up to the amount of the premium received, and the fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may be an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs.

FORWARD CURRENCY EXCHANGE CONTRACTS The fund may enter into forward currency exchange contracts (forward contracts) to attempt to minimize the risk to the fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The fund will either cover its position in such a transaction or maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of any such commitment until payment is made.

INTEREST RATE SWAPS The fund may participate in interest rate swaps. An interest rate swap is the transfer between two counterparties of interest rate obligations. One obligation has an interest rate fixed to maturity while the other has an interest rate that changes with changes in a designated benchmark, such as the London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks. The obligations to make repayment of principal on the underlying securities are not transferred. These transactions generally require the participation of an intermediary, frequently a bank. The entity holding the fixed rate obligation will transfer the obligation to the intermediary, and the entity will then be obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with a second entity that has a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming a fixed obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees.

The fund intends to participate in interest rate swaps with regard to obligations held in the fund's portfolio. To the extent, however, the fund does not own the underlying obligation, the fund will maintain, in a segregated account with its custodian bank, cash or liquid debt securities with an aggregate value equal to the amount of the fund's outstanding swap obligation.

Interest rate swaps permit the party seeking a floating rate obligation the opportunity to acquire the obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed rate obligation the opportunity to acquire a fixed rate obligation, also frequently at a price lower than is available in the capital markets. The success of the transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.

FOREIGN SECURITIES The fund may invest in securities of issuers in any foreign country, developed or developing, and may buy foreign securities that are traded in the U.S. or securities of U.S. issuers that are denominated in a foreign currency. The fund presently has no intention of investing more than 10% of its net assets in foreign securities not publicly traded in the U.S. The fund will not invest in any equity securities issued without stock certificates or debt securities that are not issues and transferable in fully registered form. The fund does not consider securities it acquires outside the U.S. that are publicly traded in the U.S., on a foreign securities exchange, or in a foreign securities market to be illiquid so long as the fund acquires and holds the security with the intention of reselling the security in the foreign trading market, the fund reasonably believes it can readily dispose of the security for cash in the U.S. or foreign market, and current market quotations are readily available.

DEPOSITARY RECEIPTS Many securities of foreign issuers are represented by American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs) (collectively Depositary Receipts). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Foreign banks or trust companies typically issue EDRs and GDRs, although U.S. banks or trust companies also may issue them. EDRs and GDRs evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the Depositary Receipts. The fund will only buy Depositary Receipts that are issued under sponsored programs.

UNSEASONED ISSUERS It is the present policy of the fund (which may be changed without shareholder approval) not to invest more than 5% of its total assets in companies that have a record of less than three years continuous operation, including predecessors.

REPURCHASE AGREEMENTS The fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, the fund may enter into repurchase agreements. Under a repurchase agreement, the fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the fund's ability to sell the underlying securities. The fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value of the fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The fund may terminate the loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved. The fund will continue to receive any interest or dividends paid on the loaned securities and to have voting rights with respect to the securities. As with other extensions of credit, however, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The fund will loan its securities only to parties who meet creditworthiness standards approved by the fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

TEMPORARY INVESTMENTS When the manager believes that the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist, it may invest the fund's portfolio in a temporary defensive manner. Under such circumstances, the fund may invest up to 100% of its assets in short-term debt instruments, including U.S. government securities, high grade commercial paper, repurchase agreements and other money market equivalents. The fund may invest cash being held for liquidity purposes in shares of one or more money market funds managed by the manager or its affiliates.

TIMING OF THE FUND'S TRANSACTIONS Normally, the fund will buy securities with the intention of holding them for the long term. It may on occasion, however, buy securities with the expectation of selling them within a short period of time. The fund may make changes in particular portfolio holdings whenever it determines that a security is no longer suitable for the fund's portfolio or that another security appears to offer a relatively greater opportunity, and will make such changes without regard to the length of time a security has been held.

INVESTMENT RESTRICTIONS The fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

The fund may not:

1. Invest more than 25% of the value of the fund's total assets in one particular industry.

2. Purchase securities, if the purchase would cause the fund at that time to have more than 5% of the value of its total assets invested in the securities of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. government).

3. Underwrite or engage in the agency distributions of securities of other issuers, except insofar as the fund may be technically deemed an underwriter in connection with the disposition of securities in its portfolio.

4. Make loans to other persons except on a temporary basis in connection with the delivery or receipt of portfolio securities which have been bought or sold, or by the purchase of bonds, debentures or similar obligations which have been publicly distributed or of a character usually acquired by institutional investors or through loans of the fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.

5. Borrow money in excess of 5% of the value of the fund's total assets, and then only as a temporary measure for extraordinary or emergency purposes.

6. Sell securities short or buy on margin nor pledge or hypothecate any of the fund's assets.

7. Buy or sell real estate (other than interests in real estate investment trusts), commodities or commodity contracts.

8. Invest in the securities of another investment company, except securities acquired in connection with a merger, consolidation or reorganization; except to the extent the fund invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Templeton Group of Funds provided (i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, (ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws), and (iii) aggregate investments by the fund in any such money market fund do not exceed (a) the greater of (i) 5% of the fund's total net assets or (ii) $2.5 million, or (b) more than 3% of the outstanding shares of any such money market fund.

9. Invest in any company for the purpose of exercising control or management.

10. Purchase the securities of any company in which any officer, trustee, or director of the fund or its investment manager owns more than 1/2 of 1% of the outstanding securities and in which all of the officers, trustees, and directors of the fund and its investment manager as a group, own more than 5% of such securities.

If a bankruptcy or other extraordinary event occurs concerning a particular security the fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

RISKS
-------------------------------------------------------------------------------

HIGH YIELD SECURITIES Because the fund may invest in securities below investment grade, an investment in the fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the fund invests. Accordingly, an investment in the fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the fund's portfolio defaults, the fund may have unrealized losses on the security, which may lower the fund's net asset value per share. Defaulted securities tend to lose much of their value before they default. Thus, the fund's net asset value per share may be adversely affected before an issuer defaults. In addition, the fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the fund to manage the timing of its income.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio.

The fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The fund may also incur special costs in disposing of restricted securities, although the fund will generally not incur any costs when the issuer is responsible for registering the securities.

The fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993, depressed the prices of many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security generally reflects the true operating results of the issuer. Factors adversely impacting the market value of high yield securities may lower the fund's net asset value per share.

The fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The credit risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the fund will not receive any cash until the cash payment date. If the issuer defaults, the fund may not obtain any return on its investment.

Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero-coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality.

Pay-in-kind securities pay interest by issuing more bonds. The fund is deemed to receive interest over the life of these bonds and is treated as if the interest were paid on a current basis for federal income tax purposes, although the fund does not receive any cash interest payments until maturity or the cash payment date. Accordingly, during times when the fund does not receive any cash interest payments on its zero-coupon, deferred interest or pay-in-kind securities, it may have to sell portfolio securities to meet distribution requirements and these sales may be subject to the risk factors discussed above. The fund is not limited in the amount of its assets that may be invested in these types of securities.

CALL There is a risk that a security will be prepaid (called) before its stated maturity date. An issuer is more likely to call its securities when interest rates are falling because the issuer can issue new securities with lower interest payments. Issuers of high yield securities often have the right to call their securities prior to maturity. If a security is called, the fund may have to replace it with a lower yielding security.

DERIVATIVE SECURITIES Derivative investments are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Option transactions, foreign currency exchange transactions, futures contracts and swap agreements are considered derivative investments. To the extent the fund enters into these transactions, their success will depend upon the manager's ability to predict pertinent market movements.

FOREIGN SECURITIES You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. The fund may invest in securities of issuers in any foreign country, developed or developing, and may buy foreign securities that are traded in the U.S. or securities of U.S. issuers that are denominated in a foreign currency. The fund presently has no intention of investing more than 10% of its net assets in foreign securities not publicly traded in the U.S.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and
(vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The board considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The board also considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the manager, any losses resulting from the holding of the fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

CURRENCY The fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the fund's portfolio securities are denominated may have a detrimental impact on the fund. Through the fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the fund's investments.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. While the implementation of the euro could have a negative effect on the fund, the fund's manager and its affiliated services providers are taking steps they believe are reasonably designed to address the euro issue.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The trust has a board of trustees. The board is responsible for the overall management of the trust, including general supervision and review of the fund's investment activities. The board, in turn, elects the officers of the trust who are responsible for administering the trust's day-to-day operations. The board also monitors the fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (78)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

*Harmon E. Burns (54)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Executive  Vice  President  and Director,  Franklin  Resources,  Inc.,  Franklin
Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in the Franklin Templeton Group of Funds.

Robert F. Carlson (71)
2120 Lambeth Way, Carmichael, CA 95608
TRUSTEE

Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); director or trustee, as the case may be, of nine of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals, member, Corporate Board, Blue Shield of California, and Chief Counsel, California Department of Transportation.

S. Joseph Fortunato (67)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (59)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT AND TRUSTEE

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (70)
20833 Stevens Creek Blvd., Suite 102
Cupertino, CA 95014
TRUSTEE

General Partner, Miller & LaHaye, which is the General Partner of Peregrine Ventures II (venture capital firm); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems), Digital Transmission Systems, Inc. (wireless communications) and Quarterdeck Corporation (software firm), and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

*R. Martin Wiskemann (72)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND TRUSTEE

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President and Director, ILA Financial Services, Inc.; and officer and/or director or trustee, as the case may be, of 15 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (39)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (50)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (60)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (62)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior  Vice   President  and  National  Sales   Manager,   Franklin   Templeton
Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

*This board member is considered an "interested person" under federal securities laws.

The trust pays noninterested board members $850 per month plus $810 per meeting attended. Board members who serve on the audit committee of the trust and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The fees payable to noninterested board members by the trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to noninterested board members by the trust and by the Franklin Templeton Group of Funds.

                                                                 NUMBER OF
                                                                 BOARDS IN
                                                TOTAL FEES     THE FRANKLIN
                                               RECEIVED FROM    TEMPLETON
                               TOTAL FEES      THE FRANKLIN       GROUP
                                RECEIVED         TEMPLETON       OF FUNDS
                                  FROM            GROUP          ON WHICH
NAME                         THE TRUST 1 ($)  OF FUNDS 2 ($)   EACH SERVES 3
-------------------------------------------------------------------------------

Frank H. Abbott, III            13,681           166,614            27
Robert F. Carlson               19,790            78,052             9
S. Joseph Fortunato             14,158           367,835            50
Frank W.T. LaHaye               14,621           171,536            27

1. For the fiscal year ended May 31, 1999.
2. For the calendar year ended December 31, 1998.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 161 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the fund to buy, hold or sell. The manager also selects the brokers who execute the fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the fund. Similarly, with respect to the fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the fund or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the fund's code of ethics.

Under the fund's code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

MANAGEMENT FEES The fund pays the manager a fee equal to a monthly rate of:

o    5/96 of 1% of the value of net assets up to and including $100 million;

o 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and

o    9/240 of 1% of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended May 31, the fund paid the following management fees:

                                               MANAGEMENT
                                              FEES PAID ($)
-----------------------------------------------------------
1999                                          16,672,024
1998                                          15,055,199
1997                                          11,610,513

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the fund. FT Services is wholly owned by Resources and is an affiliate of the fund's manager and principal underwriter.

The   administrative   services  FT  Services  provides  include  preparing  and
maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o    0.15% of the fund's average daily net assets up to $200 million;

o    0.135% of average daily net assets over $200 million up to $700 million;

o    0.10% of average daily net assets over $700 million up to $1.2 billion; and

o    0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended May 31, the manager paid FT Services the following administration fees:

                                             ADMINISTRATION
                                              FEES PAID ($)
-------------------------------------------------------------
1999                                          3,304,935
1998                                          3,236,064
19971                                         1,679,927

1. For the period October 1, 1996 through May 31, 1997.

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is the fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all
correspondence  to  Investor  Services  to  P.O.  Box  997151,   Sacramento,  CA
95899-9983.

For its services, Investor Services receives a fixed fee per account. The fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the fund's independent auditor. The auditor gives an opinion on the financial statements included in the trust's Annual Report to Shareholders and reviews the trust's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the fund's officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, also may be considered a factor in the selection of broker-dealers to execute the fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the fund, any portfolio securities tendered by the fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the fund.

During the last three fiscal years ended May 31, the fund paid the following brokerage commissions:

                                               BROKERAGE
                                             COMMISSIONS ($)
------------------------------------------------------------
1999                                             7,524
1998                                                 0
1997                                            18,993

For the fiscal year ended May 31, 1999, the fund paid no brokerage commissions to brokers who provided research services.

As  of  May  31,  1999,   the  fund  did  not  own  securities  of  its  regular
broker-dealers.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

The fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. Distributions are subject to approval by the board. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME The fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the fund, constitutes the fund's net investment income from which dividends may be paid to you. Any distributions by the fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net capital gains realized by the fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the fund.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the fund. Similarly, foreign exchange losses realized by the fund on the sale of debt securities are generally treated as ordinary losses by the fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, the fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires the fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in the fund, and then reinvest the sales proceeds in the fund or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in the fund. In doing so, all or a portion of the sales charge that you paid for your original shares in the fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS If you are a corporate shareholder, you should note that 1.95% of the dividends paid by the fund for the most recent fiscal year qualified for the dividends-received deduction. In some circumstances, you will be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES The fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the fund are treated as ordinary income or capital gain, accelerate the recognition of income to the fund and/or defer the fund's ability to recognize losses, and, in limited cases, subject the fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The fund is a diversified series of Franklin High Income Trust, an open-end management investment company, commonly called a mutual fund. It was incorporated in Colorado in January 1968 under the sponsorship of the Assembly of Governmental Employees, reorganized as a Delaware business trust in its present form on October 1, 1996, and is registered with the SEC.

The fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The fund began offering Class B shares on January 1, 1999. The fund may offer additional classes of shares in the future. The full title of each class is:

o     AGE High Income Fund - Class A
o     AGE High Income Fund - Class B
o     AGE High Income Fund - Class C
o     AGE High Income Fund - Advisor Class

Shares of each class represent proportionate interests in the fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The trust does not intend to hold annual shareholder meetings. The trust or a series of the trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of July 6, 1999, the principal shareholders of the fund, beneficial or of record, were:

NAME AND ADDRESS                    SHARE CLASS         PERCENTAGE (%)
-------------------------------------------------------------------------------

Richard C. Stoker Trustee
Richard C. Stoker Living Trust
10205 Collins Ave., Apt. 109
Bal Harbour, FL 33154-1426          Advisor Class            6.49

NAME AND ADDRESS                    SHARE CLASS         PERCENTAGE (%)
-------------------------------------------------------------------------------

Andrew R. Johnson
P.O. Box 370100
Las Vegas, NV 89137-0100            Advisor Class           10.46

Franklin Templeton Trust Company
Trustee for ValuSelect
Franklin Resources PSP
P.O. Box 2438
Rancho Cordova, CA 95741-2438       Advisor Class            5.94

Franklin Templeton Fund Allocator
 Conservative Target Fund
1810 Gateway, 3rd Floor
San Mateo, CA 94404-2470            Advisor Class           10.81

Franklin Templeton Fund Allocator
 Moderate Target Fund
1810 Gateway, 3rd Floor
San Mateo, CA 94404-2470            Advisor Class           22.48

Franklin Templeton Fund Allocator
 Growth Target Fund
1810 Gateway, 3rd Floor
San Mateo, CA 94404-2470            Advisor Class           10.25

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of July 6, 1999, the officers and board members, as a group, owned of record and beneficially 1.72% of the fund's Advisor Class shares and less than 1% of the outstanding shares of the fund's other classes. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 4.25% for Class A and 1% for Class C. There is no initial sales charge for Class B.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases. The Franklin Templeton Funds include the U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Templeton Variable Insurance Products Trust, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the fund before a change in the fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Franklin Templeton Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o    Was formed at least six months ago,

o    Has a purpose other than buying fund shares at a discount,

o    Has more than 10 members,

o    Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased the fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS from certain payments. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the fund's Class A shares. This waiver category also applies to Class B and C shares.

o    Dividend or capital gain  distributions from a real estate investment trust
     (REIT) sponsored or advised by Franklin Properties, Inc.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

     If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

     If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

     If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in the Franklin Templeton Funds

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o    Accounts managed by the Franklin Templeton Group

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o    Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

o    Members of the Assembly of Governmental Employees (AGE)

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.

RETIREMENT PLANS. Retirement plans sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or
(iii) that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class A shares without an initial sales charge. Retirement plans that are not qualified retirement plans (employer sponsored pension or profit-sharing plans that qualify under section 401 of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans), SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue Code) must also meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the fund, to add together certain small qualified retirement plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a CDSC may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS             SALES CHARGE (%)
------------------------------------------------------------

Under $30,000                                      3.0
$30,000 but less than $100,000                     2.0
$100,000 but less than $400,000                    1.0
$400,000 or more                                     0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may pay up to 1%, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares and/or total assets with the Franklin Templeton Group of Funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class A shares without an initial sales charge also may be subject to a CDSC if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES WITHIN         THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM              YOUR PROCEEDS AS A CDSC
---------------------------------------------------------------------------
1 Year                                                 4
2 Years                                                4
3 Years                                                3
4 Years                                                3
5 Years                                                2
6 Years                                                1
7 Years                                                0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o    Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by the fund when an account falls below the minimum required account size

o    Redemptions following the death of the shareholder or beneficial owner

o    Redemptions through a systematic  withdrawal plan set up before February 1,
     1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R) (not applicable to Class
     B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o    Returns  of  excess  contributions  (and  earnings,   if  applicable)  from
     retirement plan accounts

o    Participant   initiated   distributions  from  employee  benefit  plans  or
     participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. Redemptions in kind are taxable transactions. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the fund may reimburse Investor Services an amount not to exceed the per account fee that the fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain   shareholder   servicing  agents  may  be  authorized  to  accept  your
transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The fund does not calculate the NAV on days the New York Stock Exchange (NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the fund values them according to the broadest and most representative market as determined by the manager.

The fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the fund holds is its last sale price on the relevant exchange before the fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the fund values options within the range of the current closing bid and ask prices if the fund believes the valuation fairly reflects the contract's market value.

The fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended May 31:

                                                                 AMOUNT
                                                              RECEIVED IN
                                                               CONNECTION
                                                                 WITH
                                 TOTAL          AMOUNT        REDEMPTIONS
                              COMMISSIONS     RETAINED BY         AND
                                RECEIVED     DISTRIBUTORS     REPURCHASES
                                   ($)           ($)              ($)
--------------------------------------------------------------------------------
1999                          14,965,326        918,814         409,040
1998                          19,440,869        974,528          62,723
1997                          12,822,146        786,932          14,004

Distributors may be entitled to reimbursement under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES Each class has a separate distribution or "Rule 12b-1" plan. Under each plan, the fund shall pay or may reimburse
Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to securities dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. Payments by the fund under the Class A plan may not exceed 0.15% per year of Class A's average daily net assets, payable quarterly. All distribution expenses over this amount will be borne by those who have incurred them.

In implementing the Class A plan, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.15% by the average daily net assets represented by the fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.15% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.15% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the fund to pay a full 0.15% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

The Class A plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

THE CLASS B AND C PLANS. Under the Class B and C plans, the fund pays Distributors up to 0.50% per year of the class's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. Under the Class B plan, the fee is payable monthly. Under the Class C plan, the fee is payable quarterly. The fund also may pay a servicing fee of up to 0.15% per year of the class's average daily net assets. Under the Class B plan, the fee is payable monthly. Under the Class C plan, the fee is payable quarterly. This fee may be used to pay securities dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The expenses relating to each of the Class B and C plans also are used to pay Distributors for advancing the commission costs to securities dealers with respect to the initial sale of Class B and C shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to securities dealers.

THE CLASS A, B AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, the manager or Distributors or other parties on behalf of the fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the board, including a majority vote of the board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such board members be done by the noninterested members of the fund's board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the noninterested board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the manager or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm also may terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the noninterested board members, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the plans should be continued.

For the fiscal year ended May 31, 1999, Distributors' eligible expenditures for advertising, printing, payments to underwriters and broker-dealers and other expenses pursuant to the plans and the amounts the fund paid Distributors under the plans were:

                                   DISTRIBUTORS'     AMOUNT
                                    ELIGIBLE       PAID BY THE
                                   EXPENSES ($)     FUND ($)
-----------------------------------------------------------------
Class A                            5,003,203       4,125,576
Class B                              527,122          19,465
Class C                            4,307,356       2,875,661

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the fund. The average annual total returns for the indicated periods ended May 31, 1999, were:

                               1 YEAR (%)   5 YEARS (%)   10 YEARS (%)
-------------------------------------------------------------------------------
Class A                          -4.89        8.86           9.29

                                             SINCE INCEPTION
                                              (1/1/99) (%)
-------------------------------------------------------------------------------
Class B                                          -2.61

                                                  SINCE INCEPTION
                                     1 YEAR (%)     (5/16/95) (%)
-------------------------------------------------------------------------------
Class C                               -2.82             8.13

The following SEC formula was used to calculate these figures:

                          n
                    P(1+T)  = ERV

where:

P =    a hypothetical initial payment of $1,000
T =    average annual total return
n =    number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended May 31, 1999, were:

                               1 YEAR (%)   5 YEARS (%)    10 YEARS (%)
-------------------------------------------------------------------------------
Class A                          -4.89        52.87          143.01

                                             SINCE INCEPTION
                                              (1/1/99) (%)
-------------------------------------------------------------------------------
Class B                                          -2.61

                                                  SINCE INCEPTION
                                     1 YEAR (%)    (5/16/95) (%)
-------------------------------------------------------------------------------
Class C                                 -2.82          37.13

CURRENT YIELD Current yield shows the income per share earned by the fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yields for the 30-day period ended May 31, 1999, were:

      CLASS A (%)              CLASS B (%)               CLASS C (%)
-------------------------------------------------------------------------------
        9.51                      9.38                       9.29

The following SEC formula was used to calculate these figures:

                                 6
             Yield = 2 [(a-b + 1)  - 1]
                         ---
                         cd

where:

a =    dividends and interest earned during the period
b =    expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d =    the maximum offering price per share on the last day of the period

CURRENT DISTRIBUTION RATE Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rates for the 30-day period ended May 31, 1999, were:

      CLASS A (%)              CLASS B (%)               CLASS C (%)
-------------------------------------------------------------------------------
        9.40                      9.37                      9.10

VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare the fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the fund may satisfy your investment goal, advertisements and other materials about the fund may discuss certain measures of fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

o Lipper - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

o Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Salomon Brothers Combined Corporate Index - an unmanaged composite of the Salomon High Yield Market Index and the corporate component of the Salomon Broad Investment Grade Index. The index includes corporate issues rated AAA to CCC. Comparisons of performance assume reinvestment of dividends.

o CS First Boston High Yield Index - an unmanaged index constructed to mirror the public high yield debt market. The index represents a total of 250 sectors and contains issues rated BBB and below. Comparisons of performance assume reinvestment of dividends.

From time to time, advertisements or information for the fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the fund to calculate its figures. In addition, there can be no assurance that the fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the fund cannot guarantee that these goals will be met.

The fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $225 billion in assets under management for more than 7 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 110 U.S. based open-end investment companies to the public. The fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION (S&P)

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.